UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21724

Nicholas-Applegate International & Premium Strategy Fund
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York,	NY 10105
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna – 1345 Avenue of the Americas, New York, NY 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code:	212-739-3371

Date of fiscal year:	February 28, 2010

Date of reporting period:	August 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2001. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORT TO SHAREHOLDERS

Nicholas-Applegate International & Premium Strategy Fund

Semi-Annual Report
August 31, 2009

Nicholas-Applegate International & Premium Strategy Fund Letter to Shareholders

October 15, 2009

Dear Shareholder:

Please find enclosed the semi-annual report for the Nicholas-Applegate International & Premium Strategy Fund (the “Fund”) for the fiscal six-month period ended August 31, 2009.

International stocks staged a solid rally during the fiscal six-month reporting period, recovering significant ground lost during the course of the 16-month bear market that ended in March of 2009. Signs of improving economic and liquidity conditions and stabilization among financial institutions globally contributed to renew investor enthusiasm for risk assets. In this environment, the Morgan Stanley Capital International Europe Australasia and Far East Index (MSCI EAFE) returned 53.48% in U.S. dollar terms for the fiscal six-month reporting period. The unmanaged MSCI EAFE index is a generally representative index of stocks in developed countries outside the U.S. The Standard & Poor’s 500 Index, an unmanaged index that is generally representative of the U.S. stock market; returned 40.52% during the fiscal six-month reporting period ended August 31, 2009.

For specific information on the Fund and its performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund’s shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Fund’s investment manager, and Nicholas-Applegate Capital Management LLC, the Fund’s sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman	President & Chief Executive Officer

| 8.31.09 | Nicholas-Applegate International & Premium Strategy Fund Semi-Annual Report   1

Nicholas-Applegate International & Premium Strategy Fund Fund Insights
August 31, 2009 (unaudited)

•	For the fiscal six-month period ended August 31, 2009, Nicholas Applegate International & Premium Strategy Fund (the “Fund”) returned 42.12% on net asset value (“NAV”) and 65.94% on market price.

•	International markets recovered during the fiscal six-month reporting period as investors recognized signs of growth and recovery around the globe.

•

The recovery was led by financial stocks, one of the most punished sectors during the financial crisis. The Fund’s underweight position in the financials sector detracted from performance during the reporting period. However its positions in Dun & Bradstreet Corp. (“DNB”) and Zurich Financial benefitted Fund performance as banks recovered.

•	Growth in Brazil had a positive impact on two Fund holdings based in Spain: Banco Santander and Telefonica. Both specialize in conducting business in Spanish and Portuguese-speaking countries.

•	An increase in investor risk appetite through the recovery, and a change in preference away from defensive names such as Nestle, GlaxoSmithKline, and Novartis detracted from the Fund’s performance.

•

International market volatility was off from historic highs. Premium captured was good; however in months where the international equity markets spiked higher, premium captured was less than expected. Premium captured refer to premiums collected from selling a call option.

2   Nicholas-Applegate International & Premium Strategy Fund Semi-Annual Report | 8.31.09 |

Nicholas-Applegate International & Premium Strategy Fund	Performance & Statistics
August 31, 2009 (unaudited)

Total Return(1):	Market Price	Net Asset Value (“NAV”)

Six months	65.94%	42.12%

1 year	(1.59)%	(11.97)%

3 year	(2.44)%	(4.96)%

Commencement of Operations (4/29/05) to 8/31/09	2.18%	2.91%

Market Price/NAV Performance:
Commencement of Operations (4/29/05) to 8/31/09

Market Price/NAV:

Market Price	$14.50

NAV	$14.84

Discount to NAV	(2.29)%

Market Price Yield(2)	12.69%

Allocation of Investments by Country (as a % of total investments before options written)

(1) Past performance is no guarantee of future results. Returns are calculated by determining the percentage change in net asset value or market price (as applicable) in the period covered. The calculation assumes that all of the Fund’s income dividends and capital gain distributions have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of less than one year is not annualized. Total return for a period of more than one year represents the average annual total return.

The Fund’s performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund distributions.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized most recent quarterly (June 2009) distribution per share to shareholders by the market price per common share at August 31, 2009.

| 8.31.09 | Nicholas-Applegate International & Premium Strategy Fund Semi-Annual Report   3

Nicholas-Applegate International & Premium Strategy Fund	Schedule of Investments
August 31, 2009 (unaudited)

Shares		Value
COMMON STOCK—96.5%
	Australia—7.4%
	Banking—1.8%
69,164	Commonwealth Bank of Australia	$2,670,866
	Building/Construction—0.9%
189,217	Downer EDI Ltd.	1,275,473
	Healthcare & Hospitals—2.3%
123,948	CSL Ltd.	3,360,204
	Metals & Mining—1.8%
55,687	BHP Billiton Ltd.	1,727,647
18,601	Newcrest Mining Ltd.	472,711
9,801	Rio Tinto Ltd.	464,659
		2,665,017
	Retail—0.6%
33,495	Woolworths Ltd.	789,883
	Belgium—1.0%
	Chemicals—0.6%
25,259	Tessenderlo Chemie NV	883,902
	Transportation—0.4%
27,391	Euronav NV	535,667
	Denmark—2.0%
	Energy—0.3%
4,800	Vestas Wind Systems A/S (c)	344,800
	Machinery—0.4%
9,950	FLSmidth & Co. A/S	551,713
	Pharmaceuticals—1.3%
31,800	Novo Nordisk A/S, Class B	1,942,033
	Finland—1.9%
	Automotive—0.2%
13,200	Nokian Renkaat Oyj	297,827
	Telecommunications—1.7%
178,126	Nokia Oyj	2,503,029
	France—7.5%
	Automotive—0.3%
14,943	Peugeot S.A. (c)	434,164
	Banking—1.5%
27,495	BNP Paribas	2,219,212
	Machinery—1.0%
19,616	Alstom S.A.	1,384,585
	Multi-Media—0.4%
21,394	Vivendi	611,319
	Oil & Gas—1.4%
36,497	Total S.A. (b)	2,096,305

4   Nicholas-Applegate International & Premium Strategy Fund Semi-Annual Report | 8.31.09 |

Nicholas-Applegate International & Premium Strategy Fund	Schedule of Investments
August 31, 2009 (unaudited)

Shares		Value
	France—(continued)
	Pharmaceuticals—0.5%
9,794	Sanofi-Aventis S.A.	$667,525
	Telecommunications—2.1%
118,394	France Telecom S.A. (b)	3,014,049
	Utilities—0.3%
9,219	Electricite de France S.A.	484,538
	Germany—5.6%
	Automotive—0.7%
21,187	Daimler AG	960,297
	Chemicals—1.9%
17,065	BAYER AG	1,050,481
34,176	K&S AG	1,739,297
		2,789,778
	Financial Services—0.8%
15,459	Deutsche Boerse AG	1,183,574
	Utilities—2.2%
38,991	E.ON AG	1,653,787
16,213	RWE AG	1,504,894
		3,158,681
	Greece—0.6%
	Banking—0.6%
29,019	National Bank of Greece S.A. (c)	912,387
	Hong Kong—2.9%
	Airlines—0.4%
425,000	Cathay Pacific Airways Ltd. (c)	615,146
	Holding Companies—0.3%
734,000	First Pacific Co.	469,038
	Real Estate—2.0%
204,000	Hang Lung Group Ltd.	939,785
159,500	Kerry Properties Ltd.	755,606
592,000	New World Development Ltd.	1,194,461
		2,889,852
	Telecommunications—0.2%
782,000	Hutchison Telecommunications Hong Kong Holdings Ltd.	123,092
782,000	Hutchison Telecommunications International Ltd.	164,962
		288,054
	Ireland—0.2%
	Financial Services—0.2%
48,618	Irish Life & Permanent PLC	317,214
	Italy—2.4%
	Aerospace—0.2%
21,291	Finmeccanica SpA	341,078
	Energy—1.1%
271,908	Enel SpA	1,608,552

| 8.31.09 | Nicholas-Applegate International & Premium Strategy Fund Semi-Annual Report   5

Nicholas-Applegate International & Premium Strategy Fund	Schedule of Investments
August 31, 2009 (unaudited)

Shares		Value
	Italy—(continued)
	Utilities—1.1%
66,956	Eni SpA	$1,592,520
	Japan—17.0%
	Automotive—2.6%
301,000	Hino Motors Ltd.	1,249,510
29,200	Tokai Rika Co., Ltd.	524,033
48,300	Toyota Motor Corp.	2,065,561
		3,839,104
	Banking—0.8%
81,900	Resona Holdings, Inc.	1,119,022
	Building/Construction—1.2%
29,500	Daikin Industries Ltd.	1,043,075
73,000	Kinden Corp.	656,423
		1,699,498
	Consumer Products—2.2%
50,200	Heiwa Corp.	562,920
1,300	Nintendo Co., Ltd.	353,412
36,200	Sankyo Co., Ltd.	2,283,987
		3,200,319
	Electronics—0.4%
27,500	Mitsumi Electric Co., Ltd.	639,535
	Financial Services—0.3%
46,500	Promise Co., Ltd.	456,362
	Food & Beverage—0.3%
34,000	Kirin Brewery Co., Ltd.	498,599
	Machinery—0.6%
36,500	Shima Seiki Manufacturing Ltd.	853,539
	Manufacturing—0.3%
23,000	Nikon Corp.	396,416
	Pharmaceuticals—0.6%
11,200	Astellas Pharma, Inc.	449,037
19,700	Daiichi Sankyo Co., Ltd.	420,562
		869,599
	Retail—0.3%
88,500	Daiei, Inc. (c)	393,765
	Telecommunications—2.3%
140	KDDI Corp.	798,318
48,700	Nippon Telegraph & Telephone Corp.	2,174,685
282	NTT DoCoMo, Inc.	435,506
		3,408,509
	Tobacco—0.2%
81	Japan Tobacco, Inc.	235,579

6   Nicholas-Applegate International & Premium Strategy Fund Semi-Annual Report | 8.31.09 |

Nicholas-Applegate International & Premium Strategy Fund	Schedule of Investments
August 31, 2009 (unaudited)

Shares		Value
	Japan—(continued)
	Transportation—2.8%
8,600	East Japan Railway Co.	$563,348
133,000	Kawasaki Kisen Kaisha Ltd.	584,842
147,000	Mitsui OSK Lines Ltd.	940,354
450,000	Nippon Yusen KK	1,952,606
		4,041,150
	Wholesale—2.1%
545,900	Sojitz Corp.	1,170,063
184,300	Sumitomo Corp. (b)	1,891,359
		3,061,422
	Luxembourg—0.7%
	Consumer Products—0.7%
20,850	Oriflame Cosmetics S.A.	1,019,481
	Netherlands—3.4%
	Oil & Gas—3.4%
	Royal Dutch Shell PLC (b),
76,148	Class A	2,108,524
104,798	Class B	2,830,718
		4,939,242
	Norway—3.0%
	Banking—1.8%
247,600	DnB NOR ASA (c)	2,547,890
	Chemicals—1.2%
63,200	Yara International ASA	1,728,749
	Singapore—0.7%
	Airlines—0.6%
99,000	Singapore Airlines Ltd.	884,297
	Building/Construction—0.1%
72,270	Singapore Airport Terminal Services Ltd.	123,995
	Spain—8.6%
	Banking—2.8%
260,361	Banco Santander S.A.	4,012,348
	Building/Construction—0.3%
9,343	ACS Actividades Construcciones y Servicios S.A.	482,910
	Insurance—0.7%
226,669	Mapfre S.A.	934,438
	Telecommunications—3.8%
218,195	Telefonica S.A. (b)	5,522,636
	Utilities—1.0%
162,409	Iberdrola S.A.	1,509,467
	Sweden—2.1%
	Banking—0.7%
95,400	Nordea Bank AB	1,003,155

| 8.31.09 | Nicholas-Applegate International & Premium Strategy Fund Semi-Annual Report   7

Nicholas-Applegate International & Premium Strategy Fund	Schedule of Investments
August 31, 2009 (unaudited)

Shares		Value
	Sweden—(continued)
	Metals & Mining—0.7%
98,000	Boliden AB	$1,011,958
	Tobacco—0.7%
50,600	Swedish Match AB	979,313
	Switzerland—6.9%
	Building/Construction—1.4%
101,818	ABB Ltd. (c)	1,964,695
	Chemicals—0.6%
3,892	Syngenta AG	916,568
	Food & Beverage—0.5%
16,827	Nestle S.A.	701,918
	Insurance—2.5%
16,732	Zurich Financial Services AG	3,694,592
	Pharmaceuticals—1.4%
12,695	Roche Holdings AG	2,025,926
	Retail—0.5%
3,280	Swatch Group AG	710,407
	United Kingdom—22.6%
	Aerospace—0.2%
56,269	BAE Systems PLC	284,605
	Banking—1.9%
98,123	Barclays PLC (c)	601,316
133,443	Royal Bank of Scotland Group PLC (b) (c)	123,726
88,325	Standard Chartered PLC	1,995,895
		2,720,937
	Commercial Services—0.5%
67,923	Aggreko PLC	732,113
	Financial Services—0.3%
53,500	ICAP PLC	371,427
	Food & Beverage—5.3%
130,071	Diageo PLC	2,015,148
135,323	Unilever PLC	3,702,030
462,495	WM Morrison Supermarkets PLC (b)	2,076,002
		7,793,180
	Healthcare & Hospitals—0.8%
129,606	SSL International PLC	1,174,751
	Insurance—1.3%
760,522	Old Mutual PLC	1,154,457
227,246	Standard Life PLC	722,168
		1,876,625
	Manufacturing—0.9%
84,128	Charter International PLC	841,798
17,062	Cookson Group PLC	108,995
22,313	Smiths Group PLC	289,799
		1,240,592

8   Nicholas-Applegate International & Premium Strategy Fund Semi-Annual Report | 8.31.09 |

Nicholas-Applegate International & Premium Strategy Fund	Schedule of Investments
August 31, 2009 (unaudited)

Shares		Value
	United Kingdom—(continued)
	Metals & Mining—2.5%
32,097	Anglo American PLC (c)	$1,044,563
67,080	BHP Billiton PLC	1,749,287
22,080	Rio Tinto PLC	856,320
		3,650,170
	Oil & Gas—1.8%
302,677	BP PLC	2,597,071
	Pharmaceuticals—2.5%
68,139	AstraZeneca PLC	3,165,561
25,592	GlaxoSmithKline PLC	500,323
		3,665,884
	Telecommunications—2.3%
1,536,950	Vodafone Group PLC (b)	3,329,465
	Tobacco—1.8%
59,293	British American Tobacco PLC	1,803,681
27,934	Imperial Tobacco Group PLC	784,392
		2,588,073
	Transportation—0.5%
331,510	Stagecoach Group PLC	724,817

	Total Common Stock (cost—$224,594,495)	140,034,395

EXCHANGE-TRADED FUND—1.0%

	United States—1.0%

28,200	iShares MSCI EAFE Index Fund (cost—$1,558,098)	1,485,576

REPURCHASE AGREEMENT—3.1%

Principal Amount (000)

$4,402	State Street Bank & Trust Co., dated 8/31/09, 0.01%, due 9/1/09, proceeds $4,402,001; collateralized by Fannie Mae, 5.80%, due 2/9/26, valued at $4,495,950 including accrued interest (cost—$4,402,000)	4,402,000

	Total Investments before call options written
	(cost—$230,554,593)—100.6%	145,921,971

CALL OPTIONS WRITTEN (c)—(0.9)%

Contracts

	Boliden AB (OTC),
67,000	strike price SEK 85, expires 9/19/09	(7,690)
	DAX Index (OTC),
875	strike price €5,692, expires 9/18/09	(72,223)

| 8.31.09 | Nicholas-Applegate International & Premium Strategy Fund Semi-Annual Report   9

Nicholas-Applegate International & Premium Strategy Fund	Schedule of Investments
August 31, 2009 (unaudited)

Contracts		Value
	Dow Jones Euro Stoxx 50 Price Index (OTC),
9,400	strike price €2,854, expires 9/18/09	$(549,600)
	FTSE 100 Index (OTC),
4,185	strike price £5,002, expires 9/18/09	(373,321)
	Nikkei Index (OTC),
196,500	strike price ¥10,900, expires 9/11/09	(149,362)
	OMX Stolkholm 30 Index (OTC),
56,050	strike price SEK 954, expires 9/18/09	(69,562)
	Swiss Market Index (OTC),
1,325	strike price CHF 6,287, expires 9/18/09	(81,593)

	Total Call Options Written (premiums received—$902,860)	(1,303,351)
	Total Investments net of call options written
	(cost—$229,651,733) (a)—99.7%	144,618,620

	Other assets less other liabilities—0.3%	493,038

	Net Assets—100%	$145,111,658

Notes to Schedule of Investments:
(a)

Securities with an aggregate value of $135,169,607, representing 93.2% of net assets, have been fair-valued utilizing modeling tools provided by a third-party vendor as described in Note 1(a) in the Notes to Financial Statements.

(b) All or partial amount segregated as collateral for call options written.
(c) Non-income producing.

Glossary:
€ — Euro
£ — Great British Pound
¥ — Japanese Yen
CHF — Swiss Franc
OTC—Over-the-Counter
SEK — Swedish Krona

10   Nicholas-Applegate International & Premium Strategy Fund Semi-Annual Report | 8.31.09 | See accompanying Notes to Financial Statements

Nicholas-Applegate International & Premium Strategy Fund	Statement of Assets and Liabilities
August 31, 2009 (unaudited)

Assets:
Investments, at value (cost—$230,554,593)	$145,921,971
Cash (including foreign currency of $16,502 with a cost of $16,454)	18,314
Dividends and interest receivable	469,613
Tax reclaims receivable	177,216
Prepaid expenses	13,341
Total Assets	146,600,455

Liabilities:
Call options written, at value (premiums received—$902,860)	1,303,351
Investment management fee payable	120,968
Accrued expenses	64,478
Total Liabilities	1,488,797
Net Assets	$145,111,658

Composition of Net Assets:
Common Stock:
Par value ($0.00001 per share, applicable to 9,775,784 shares issued and outstanding)	$98
Paid-in-capital in excess of par	233,526,351
Dividends in excess of net investment income	(510,133)
Accumulated net realized loss	(2,882,812)
Net unrealized depreciation of investments, call options written and foreign currency transactions	(85,021,846)
Net Assets	$145,111,658
Net Asset Value Per Share	$14.84

See accompanying Notes to Financial Statements| 8.31.09 | Nicholas-Applegate International & Premium Strategy Fund Semi-Annual Report   11

Nicholas-Applegate International & Premium Strategy Fund	Statement of Operations
Six Months ended August 31, 2009 (unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $347,404)	$3,229,573
Total Investment Income	3,229,575

Expenses:
Investment management fees	647,104
Custodian and accounting agent fees	65,894
Shareholder communications	37,242
Audit and tax services	30,329
Legal fees	29,603
Transfer agent fees	13,248
New York Stock Exchange listing fees	12,722
Trustees’ fees and expenses	10,120
Insurance expense	2,549
Miscellaneous	1,840
Total expenses	850,651
Less: custody credits earned on cash balances	(149)
Net expenses	850,502

Net Investment Income	2,379,073

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,057,792
Call options written	(4,377,982)
Foreign currency transactions	(6,914)
Net change in unrealized appreciation/depreciation of:
Investments	45,262,899
Call options written	(1,060,794)
Foreign currency transactions	28,064
Net realized and change in unrealized gain on investments, call options written and foreign currency transactions	41,903,065
Net Increase in Net Assets Resulting from Investment Operations	$44,282,138

12   Nicholas-Applegate International & Premium Strategy Fund Semi-Annual Report | 8.31.09 | See accompanying Notes to Financial Statements

Nicholas-Applegate International & Premium Strategy Fund	Statement of Changes in Net Assets

	Six Months ended August 31, 2009 (unaudited)	Year ended February 28, 2009

Investment Operations:
Net investment income	$2,379,073	$4,620,940
Net realized gain (loss) on investments, call options written and foreign currency transactions	(2,327,104)	33,339,216
Net change in unrealized appreciation/depreciation of investments, call options written and foreign currency transactions	44,230,169	(120,503,697)
Net increase (decrease) in net assets resulting from investment operations	44,282,138	(82,543,541)

Dividends and Distributions to Shareholders from:
Net investment income	(2,917,667)	(4,465,285)
Net realized gains	(6,076,054)	(15,795,027)
Total dividends and distributions to shareholders	(8,993,721)	(20,260,312)
Total increase (decrease) in net assets	35,288,417	(102,803,853)

Net Assets:
Beginning of period	109,823,241	212,627,094
End of period (including undistributed (dividends in excess of) net investment income of $(510,133) and $28,461, respectively)	$145,111,658	$109,823,241

See accompanying Notes to Financial Statements | 8.31.09 | Nicholas-Applegate International & Premium Strategy Fund Semi-Annual Report   13

Nicholas-Applegate International & Premium Strategy Fund	Notes to Financial Statements
August 31, 2009 (unaudited)

1. Organization and Significant Accounting Policies

Nicholas-Applegate International & Premium Strategy Fund (the “Fund”) was organized as a Massachusetts business trust on February 24, 2005. Prior to commencing operations on April 29, 2005, the Fund had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Act”), and the rules and regulations thereunder, and the sale and issuance of 4,189 shares of beneficial interest at an aggregate purchase price of $100,012 to Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global Investors Fund Management LLC (the “Investment Manager”), is an indirect wholly-owned subsidiary of Allianz Global. Allianz Global is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Fund has an unlimited amount of $0.00001 par value per share of common stock authorized.

The Fund’s investment objective is to seek total return comprised of current income, current gains and long-term capital appreciation. The Fund pursues its investment objective by investing in a diversified portfolio of equity securities of companies located outside of the United States. There can be no assurance that the Fund will meet its stated objective. Fund currently also employs strategy of writing (selling) call options primarily on individual securities held in the Fund’s international equity portfolio in an attempt to generate current gain from option premiums.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of any loss to be remote.

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures established by the Board of Trustees. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed and the NAV may change on days when an investor is not able to purchase or sell shares. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the financial statements of the Fund. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the time the Fund’s NAV is calculated. With respect to certain foreign securities, the Fund may fair-value securities using modeling tools provided by third-party vendors. The Fund has retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs

14   Nicholas-Applegate International & Premium Strategy Fund Semi-Annual Report | 8.31.09 |

Nicholas-Applegate International & Premium Strategy Fund	Notes to Financial Statements
August 31, 2009 (unaudited)

1. Organization and Significant Accounting Policies (continued)

based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Fund for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements of the Fund. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund.

(b) Fair Value Measurements

The Fund has adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of the fair value measurements. Under FAS 157, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy under FAS 157 are described below:

•	Level 1 — quoted prices in active markets for identical investments that the Fund has the ability to access

•

Level 2 — valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3 — valuations based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The Fund has adopted FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability have Significantly Decreased and Identifying Transactions that are not Orderly” (“FAS 157-4”). FAS 157-4 provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement. FAS 157-4 emphasizes that even if there has been significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used, the objective of a fair value measurement remains the same.

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement.

The valuation techniques used by the Fund to measure fair value during the six months ended August 31, 2009 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities, the Fund utilized option adjusted spread pricing and the estimation of the price that would have prevailed in a liquid market for international equities given information available at the time of evaluation.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A summary of the inputs used at August 31, 2009 in valuing the Fund’s assets and liabilities were:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 8/31/2009
Investments in Securities — Assets:
Common Stock
Australia
Banking	—	$2,670,866	—	$2,670,866
Building/Construction	—	1,275,473	—	1,275,473
Healthcare & Hospitals	—	3,360,204	—	3,360,204
Metals & Mining	$1,727,647	937,370	—	2,665,017
Retail	—	789,883	—	789,883

| 8.31.09 | Nicholas-Applegate International & Premium Strategy Fund Semi-Annual Report   15

Nicholas-Applegate International & Premium Strategy Fund	Notes to Financial Statements
August 31, 2009 (unaudited)

1. Organization and Significant Accounting Policies (continued)

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 8/31/2009
Investments in Securities—Assets:
Common Stock
France
Automotive	—	$434,164	—	$434,164
Banking	—	2,219,212	—	2,219,212
Machinery	—	1,384,585	—	1,384,585
Multi-Media	—	611,319	—	611,319
Oil & Gas	—	2,096,305	—	2,096,305
Pharmaceuticals	—	667,525	—	667,525
Telecommunications	$3,014,049	—	—	3,014,049
Utilities	—	484,538	—	484,538
Hong Kong
Airlines	—	615,146	—	615,146
Holding Companies	—	469,038	—	469,038
Real Estate	—	2,889,852	—	2,889,852
Telecommunications	123,092	164,962	—	288,054
All Other	—	114,099,165	—	114,099,165
Exchange-Traded Funds	1,485,576	—	—	1,485,576
Short-Term Investments	—	4,402,000	—	4,402,000
Total Investments in Securities—Assets	$6,350,364	$139,571,607	—	$145,921,971

Investments in Securities—Liabilities:
Call Options Written	—	$(1,303,351)	—	$(1,303,351)
Total Investments in Securities	$6,350,364	$138,268,256	—	$144,618,620

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date of the Fund, using reasonable diligence, becomes aware of such dividends.

(d) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund’s management has determined that its evaluation of the Interpretation has resulted in no material impact to the Fund’s financial statements at August 31, 2009. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions

The Fund declares dividends from net investment income and gains from written index options premiums and the sale of portfolio securities quarterly. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividend and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These

16   Nicholas-Applegate International & Premium Strategy Fund Semi-Annual Report | 8.31.09 |

Nicholas-Applegate International & Premium Strategy Fund	Notes to Financial Statements
August 31, 2009 (unaudited)

1. Organization and Significant Accounting Policies (continued)

“book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent that dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital in excess of par.

(f) Foreign Currency Translation

The Fund’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Fund’s Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments.

Net foreign currency gain (loss) from valuing foreign currency denominated assets and liabilities at period-end exchange rates is reflected as a component of net unrealized appreciation (depreciation) of investments, futures, options written, swaps and foreign currency transactions. Net realized foreign currency gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

(g) Repurchase Agreements

The Fund may enter into repurchase agreements. The Fund enters into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). Each Fund through its custodian takes possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, are held by the custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Fund require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

(h) Custody Credits on Cash Balances

The Fund may benefit from an expense offset arrangement with its custodian bank, whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Fund.

(i) Concentration of Risk

The Fund may have elements of risk, not typically associated with investments in the U.S., due to concentrated investments in specific industries or investments in foreign issuers located in a specific country or region. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws of currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

2. Principal Risk

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (credit/counterparty risk). The main risks from derivative instruments are interest rate, foreign currency, market price and credit/counterparty risks.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign

| 8.31.09 | Nicholas-Applegate International & Premium Strategy Fund Semi-Annual Report   17

Nicholas-Applegate International & Premium Strategy Fund	Notes to Financial Statements
August 31, 2009 (unaudited)

2. Principal Risk (continued)

governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

The Fund may be subjected to elements of risk, not typically associated with investments in the U.S., due to concentrated investments in specific industries or investments in foreign issuers located in a specific county or region. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws of currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of equity securities, such as common stock and preferred stock or equity-related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Fund seeks to minimize concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss to the Fund could exceed the value of the financial assets recorded in the Fund’s Financial Statements. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. The Fund’s Sub-Adviser, Nicholas-Applegate Capital Management LLC (“NACM” or the “Sub-Adviser”), an affiliate of the Investment Manager, seeks to minimize the Fund’s credit risks by performing reviews of each counterparty. Generally, all transactions in listed securities are settled/paid for upon delivery. Delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

3. Financial Derivative Instruments

FASB Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements of FAS 161 distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting. Although the Fund may sometimes use derivatives for hedging purposes, the Fund reflects derivatives at fair value and recognizes changes in fair value through the Fund’s Statement of Operations, and such derivatives do not qualify for FAS 161 hedge accounting treatment. The derivative instruments outstanding as of period end as disclosed in the Notes to Financial Statements and the amounts of realized gain (loss) and changes in appreciation/depreciation on derivative instruments during the period as disclosed in the Fund’s Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

(a) Option Transactions

The Fund employs a strategy of writing (selling) call options primarily on individual securities held in the Fund’s international equity portfolio in an attempt to generate current gains from option premiums. When a call option is written, the premium received is recorded as an asset with an equal liability, which is subsequently adjusted to the current market value of the option. Premiums received from writing options, which expire unexercised, are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option written by the Fund is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. These liabilities are reflected as call options written in the Fund’s Statement of Assets and Liabilities.

18    Nicholas-Applegate International & Premium Strategy Fund Semi-Annual Report | 8.31.09 |

Nicholas-Applegate International & Premium Strategy Fund	Notes to Financial Statements
August 31, 2009 (unaudited)

3. Financial Derivative Instruments (continued)

The Fund, as writer of a call option, may have no control over whether the underlying securities may be sold (called). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written call option.

The Fund may also purchase put options on equity indexes. The risk associated with purchasing a put option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty be unable or unwilling to perform under the contract. Purchased put options are accounted for in the same manner as portfolio securities. The proceeds from the securities sold through the exercise of put options is decreased by the premiums paid.

The use of derivative transactions may involve elements of both market and credit risk in excess of the amounts reflected in the Fund’s Statement of Assets and Liabilities.

Fair Value of Derivative Instruments as of August 31, 2009:

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Location	Equity Contracts

Liability Derivatives:
Call options written, at value	$(1,303,351)

The effect of derivative instruments on the Statement of Operations for the six months ended August 31, 2009:

Location	Equity Contracts

Realized Loss on:
Call options written	$(4,377,982)

Net change in unrealized appreciation/depreciation of:
Call options written	$(1,060,794)

4. Investment Manager/Sub-Adviser

The Fund has an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable on a monthly basis at an annual rate of 1.00% of the Fund’s average daily total managed assets.

The Investment Manager has retained its affiliate NACM to manage the Fund’s investments. Subject to the supervision of the Investment Manager, NACM makes all of the Fund’s investment decisions. The Investment Manager and not the Fund, pays NACM an annual fee payable on a monthly basis in return for its services.

5. Investments in Securities
Purchases and sales of investments, other than short-term securities and U.S. government obligations for the six months ended August 31, 2009, were $14,507,434 and $18,281,310, respectively.

(a) Transactions in options written for the six months ended at August 31, 2009 were:

	Contracts	Premiums

Options outstanding, February 28, 2009	451,382	$1,222,116
Options written	2,565,891	5,440,699
Options terminated in closing transactions	(1,290,586)	(1,722,809)
Options assigned	(327,226)	(656,601)
Options expired	(1,064,126)	(3,380,545)

Options outstanding, August 31, 2009	335,335	$902,860

| 8.31.09 | Nicholas-Applegate International & Premium Strategy Fund Semi-Annual Report    19

Nicholas-Applegate International & Premium Strategy Fund	Notes to Financial Statements
August 31, 2009 (unaudited)

6. Income Tax Information

The cost basis of portfolio securities of $230,554,593 is substantially the same for both federal income tax purposes and financial reporting purposes. Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $126,143; aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $84,758,765; and net unrealized depreciation for federal income tax purposes is $84,632,622.

7. Legal Proceedings

In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC and Allianz Global), agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (“SEC”) and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Fund.

Since February 2004, the Investment Manager, the Sub-Adviser, and certain of their affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Investment Manager, the Sub-Adviser, or their affiliates or related injunctions.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory activities relating to the Fund.

8. Subsequent Events

In accordance with FASB Statement of Financial Accounting Standard No. 165, “Subsequent Events” (“FAS 165”), management has evaluated subsequent events following the fiscal year ended August 31, 2009 through October 22, 2009, which is the date the financial statements were issued.

The objective of FAS 165 is to establish principles and requirements for subsequent events. In particular, FAS 165 sets forth:

a.

The period after the balance sheet date during which management of a reporting entity shall evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements.

b.	The circumstances under which an entity shall recognize events or transactions occurring after the balance sheet date.
c.	The disclosures that an entity shall make about events or transactions that occurred after the balance sheet date.

The subsequent events were as follows:

On September 11, 2009, a quarterly dividend of $0.46 per share was declared to shareholders payable September 25, 2009 to shareholders of record on September 21, 2009.

Diana L. Taylor resigned as Trustee of the Fund on September 10, 2009.

20    Nicholas-Applegate International & Premium Strategy Fund Semi-Annual Report | 8.31.09 |

Nicholas-Applegate International & Premium Strategy Fund Financial Highlights
	Six Months ended August 31, 2009 (unaudited)		Year ended			For the period April 29, 2005* through February 28, 2006

			February 28, 2009	February 29, 2008	February 28, 2007
Net asset value, beginning of period	$11.23		$21.75	$28.52	$27.35	$23.88	**

Investment Operations:
Net investment income	0.24		0.48	0.49	0.33	0.16
Net realized and change in unrealized gain (loss) on investments, call options written and foreign currency transactions	4.29		(8.93)	(1.48)	4.77	4.81
Total from investment operations	4.53		(8.45)	(0.99)	5.10	4.97

Dividends and Distributions to Shareholders from:
Net investment income	(0.30)		(0.46)	(0.48)	(1.11)	(0.12)
Net realized gains	(0.62)		(1.61)	(5.29)	(2.82)	(1.33)
Return of capital	—		—	(0.01)	—	—
Total dividends and distributions to common shareholders	(0.92)		(2.07)	(5.78)	(3.93)	(1.45)

Capital Share Transactions:
Offering costs charged to paid-in capital in excess of par	—		—	—	—	(0.05)
Net asset value, end of period	$14.84		$11.23	$21.75	$28.52	$27.35
Market price, end of period	$14.50		$9.48	$20.81	$30.45	$24.64
Total Investment Return (1)	65.94%		(48.14)%	(14.25)%	42.23%	4.66%

RATIOS/SUPPLEMENTAL DATA:
Net assets end of period (000)	$145,112		$109,823	$212,627	$277,930	$262,668
Ratio of expenses to average net assets (2)	1.31	%(3)	1.32%	1.25%	1.22%	1.19	%(3)
Ratio of net investment income to average net assets	3.68	%(3)	2.70%	1.78%	1.12%	0.79	%(3)
Portfolio turnover	12%		152%	179%	203%	192%

*	Commencement of operations.
**	Initial public offering price of $25.00 per share less underwriting discount of $1.125 per share.
(1)

Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day of each period and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.

(2)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(h) in Notes to Financial Statements).
(3)	Annualized.

See accompanying Notes to Financial Statements | 8.31.09 | Nicholas-Applegate International & Premium Strategy Fund Semi-Annual Report   21

Nicholas-Applegate International & Premium Strategy Fund
Matters Relating to the Trustees’ Consideration of the Investment
Management and Portfolio Management Agreements (unaudited)

The Investment Company Act of 1940 requires that both the full Board of Trustees (the “Trustees”) and a majority of the non-interested Trustees (the “Independent Trustees”), voting separately, approve the Fund’s Management Agreement (the “Advisory Agreement”) with the Investment Manager and Portfolio Management Agreement (the “Sub-Advisory Agreement”, and together with the Advisory Agreement, the “Agreements”) between the Investment Manager and the Sub-Adviser. The Trustees met in person on June 16-17, 2009 (the “contract review meeting”) for the specific purpose of considering whether to approve the continuation of the Advisory Agreement and the Sub-Advisory Agreement. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting.

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Board of Trustees, including a majority of the Independent Trustees, concluded that the continuation of the Fund’s Advisory Agreement and the Sub-Advisory Agreement, as amended, should be approved for a one-year period commencing July 1, 2009.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager or the Sub-Adviser under the applicable Agreement.

In connection with their contract review meeting, the Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the total return investment performance (based on net assets) of the Fund for various time periods and the investment performance of a group of funds with substantially similar investment classifications/objectives as the Fund identified by Lipper and the performance of applicable benchmark indices, (ii) information provided by Lipper on the Fund’s management fees and other expenses and the management fees and other expenses of comparable funds identified by Lipper, (iii) information regarding the investment performance and management fees of comparable portfolios of other clients of the Sub-Advisers, including institutional separate accounts and other clients, (iv) the profitability to the Investment Manager and the Sub-Adviser from their relationship with the Fund for the one year period ended March 31, 2009, (v) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Fund, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Fund.

The Trustees’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

As part of their review, the Trustees examined the Investment Manager’s and the Sub-Adviser’s abilities to provide high quality investment management and other services to the Fund. The Trustees considered the investment philosophy and research and decision-making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Fund; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; the capability and integrity of the senior management and staff of the Investment Manager and the Sub-Adviser; and the level of skill required to manage the Funds. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and compliance with the investment policies of the Fund; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Fund; and conditions that might affect the Investment Manager’s or the Sub-Adviser’s ability to provide high quality services to the Funds in the future under the Agreements, including each organization’s respective business reputation, financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Adviser’s investment process, research capabilities and philosophy were well suited to the Fund given its respective investment objectives and policies, and that the Investment Manager and the Sub-Adviser would be able to continue to meet any reasonably foreseeable obligations under the Agreements.

22   Nicholas-Applegate International & Premium Strategy Fund Semi-Annual Report | 8.31.09 |

Nicholas-Applegate International & Premium Strategy Fund
Matters Relating to the Trustees’ Consideration of the Investment
Management and Portfolio Management Agreements (unaudited) (continued)

Based on information provided by Lipper, the Trustees also reviewed each Fund’s total return investment performance as well as the performance of comparable funds identified by Lipper. In the course of their deliberations, the Trustees took into account information provided by the Investment Manager in connection with the contract review meeting, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.

In assessing the reasonableness of the Fund’s fees under the Agreements, the Trustees considered, among other information, the Fund’s management fee and the total expense ratio as a percentage of average net assets attributable to common shares and the management fee and total expense ratios of comparable funds identified by Lipper.

For the Fund, the Trustees specifically took note of how the Fund compared to its Lipper peers as to performance, management fee expenses and total expenses. The Trustees noted that the Investment Manager had provided a memorandum containing comparative information on the performance and expenses information of the Fund compared to its Lipper peer categories. The Trustees noted that while the Fund is not charged a separate administration fee, it was not clear whether the peer funds in the Lipper categories were charged such a fee by their investment managers.

The Trustees noted that the expense group for the Fund is small, consisting of six funds. The Trustees also noted that the actual management fees and total actual expenses were both above the median. The Trustees also noted that the Fund had bottom quintile performance for the 1-and 3-year periods, ranking twenty-seventh out of thirty-two peer funds for the 1-year period and twentieth out of twenty-second for the 3-year period. As of May 31, 2009, the Fund moved into the top quintile for the 3-months and year-to-date periods and moved into the fourth quintile for the 1- and 3-year periods.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that they were satisfied with the Investment Manager’s and the Sub-Adviser’s responses and efforts to continue to improve the Fund’s investment performance. The Trustees agreed to reassess the services provided by the Investment Manager and Sub-Adviser under the Agreements in light of the Fund’s ongoing performance at each quarterly Board meeting.

The Trustees also considered the management fees charged by the Sub-Adviser to other clients, including institutional separate accounts with investment strategies similar to those of the Fund. Regarding the institutional separate accounts, they noted that the management fees paid by the Fund are generally higher than the fees paid by these clients of the Sub-Adviser, but the Trustees were advised by the Sub-Adviser that the administrative burden for the Investment Manager and the Sub-Adviser with respect to the Fund is also relatively higher, due in part to the more extensive regulatory regime to which the Fund is subject in comparison to institutional separate accounts. The Trustees noted that the management fees paid by the Fund is generally higher than the fees paid by the open-end funds offered for comparison but were advised that there are additional portfolio management challenges in managing the Fund, such as meeting a regular dividend.

Based on a profitability analysis provided by the Investment Manager, the Trustees also considered the profitability of the Investment Manager and the Sub-Adviser from their relationship with the Fund and determined that such profitability was not excessive.

The Trustees also took into account that, as closed-end investment companies, the Fund does not currently intend to raise additional assets, so the assets of the Fund will grow (if at all) only through the investment performance of the Fund. Therefore, the Trustees did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements.

Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Fund.

After reviewing these and other factors described herein, the Trustees concluded with respect to the Fund, within the context of their overall conclusions regarding the Agreements, that the fees payable under the Agreements represent reasonable compensation in light of the nature and quality of the services being provided by the Investment Manager and Sub-Adviser to the Fund.

| 8.31.09 | Nicholas-Applegate International & Premium Strategy Fund Semi-Annual Report 23

Nicholas-Applegate International & Premium Strategy Fund
Annual Shareholder Meeting Results/Proxy Voting Policies & Procedures
(unaudited)

Annual Shareholder Meeting Results:
The Fund held its annual meeting of shareholders on July 14, 2009. Shareholders voted as indicated below:

	Affirmative	Withheld Authority
Re-election of Paul Belica – Class I to serve until 2012	8,447,412	358,583
Re-election of Hans W. Kertess – Class I to serve until 2012	8,444,890	361,105
Re-election of William B. Ogden, IV – Class I to serve until 2012	8,438,335	367,660

Messrs. Robert E. Connor, John C. Maney* and R. Peter Sullivan continue to serve as Trustees of the Fund.

Diana L. Taylor resigned as Trustee of the Fund on September 10, 2009.

*	John C. Maney is an Interested Trustee of the Fund.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s shareholder servicing agent at (800) 254-5197; (ii) on the Fund’s website at www.allianzinvestors.com/closedendfunds;and (iii) on the Securities and Exchange Commission website at www.sec.gov

24 Nicholas-Applegate International & Premium Strategy Fund Semi-Annual Report | 8.31.09 |

Trustees	Fund Officers
Hans W. Kertess	Brian S. Shlissel
Chairman of the Board of Trustees	President & Chief Executive Officer
Paul Belica	Lawrence G. Altadonna
Robert E. Connor	Treasurer, Principal Financial & Accounting Officer
John C. Maney	Thomas J. Fuccillo
William B. Ogden, IV	Vice President, Secretary & Chief Legal Officer
R. Peter Sullivan III	Scott Whisten
Assistant Treasurer
Richard J. Cochran
Assistant Treasurer
Youse E. Guia
Chief Compliance Officer
Kathleen A. Chapman
Assistant Secretary
Lagan Srivastava
Assistant Secretary
Investment Manager
Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

Sub-Adviser
Nicholas-Applegate Capital Management LLC
600 West Broadway, 30th Floor
San Diego, CA 92101

Custodian & Accounting Agent
State Street Bank & Trust Co.
225 Franklin Street
Boston, MA 02110

Transfer Agent, Dividend Paying Agent and Registrar
PNC Global Investment Servicing
P.O. Box 43027
Providence, RI 02940-3027

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel
Ropes & Gray LLP
One International Place
Boston, MA 02110-2624

This report, including the financial information herein, is transmitted to the shareholders of Nicholas-Applegate International & Premium Strategy Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination by an independent registered public accounting firm, who did not express an opinion.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.allianzinvestors.com/closedendfunds.

On July 22, 2009, the Fund submitted CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of the date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

Information on the Fund is available at www.allianzinvestors.com/closedendfunds or by calling the Fund’s shareholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings.
To enroll, go to www.allianzinvestors.com/edelivery.

ITEM 2. CODE OF ETHICS

     Not required in this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

     Not required in this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

     Not required in this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

     Not required in this filing.

ITEM 6. SCHEDULE OF INVESTMENTS

      Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

     Not required in this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

     Not required in this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES.

     None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes over financial reporting (as defined in rule 30a-3(d) under the Act (17 CFR 270.30a -3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a) (1)	Exhibit 99.302 CERT – Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)	Exhibit 99.906 Cert. – Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas-Applegate International & Premium Strategy Fund

By: /s/ Brian S. Shlissel
Brian S. Shlissel
President and Chief Executive Officer

Date: October 29, 2009

By: /s/ Lawrence G. Altadonna
Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: October 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Brian S. Shlissel
Brian S. Shlissel
President and Chief Executive Officer

Date: October 29, 2009

By: /s/ Lawrence G. Altadonna
Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: October 29, 2009